                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 18, 2003

                              HANOVER DIRECT, INC.
                    ----------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-08056
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                            (COMMISSION FILE NUMBER)

             DELAWARE                                       13-0853260
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   (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
         OF INCORPORATION)                            IDENTIFICATION NUMBER)

          115 RIVER ROAD
       EDGEWATER, NEW JERSEY                                  07020
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       (ADDRESS OF PRINCIPAL                               (ZIP CODE)
        EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS.

      On September 18, 2003, representatives of Chelsey Direct, LLC ("Chelsey") attended a meeting with legal and financial advisors to the Transactions Committee of the Board of Directors of Hanover Direct, Inc., a Delaware corporation (the "Company"). Prior to the meeting, the Transactions Committee's advisors delivered to Chelsey a document entitled "Recapitalization of Hanover Direct, Inc. - Summary of Counteroffer Terms" attached as Exhibit 99.1 hereto (the "Counterproposal"). The Counterproposal responds to the proposal made by Chelsey to the Company (the "Proposal") at a meeting of the Board of Directors held on August 7, 2003. A copy of the Proposal was attached as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on August 14, 2003. Chelsey's representatives did not accept the Counterproposal.

      The Transactions Committee, composed of independent directors of the Company, provides assistance to the directors in fulfilling their responsibility to the shareholders by recommending appropriate actions to the Board of Directors on matters which require Board approval, including material transactions with shareholders owning more than ten percent (10%) of the voting securities of the Company. The Transactions Committee engaged financial advisors and counsel to assist it in its deliberations with respect to any transaction with Chelsey including the Proposal and the Counterproposal.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

99.1 Recapitalization of Hanover Direct, Inc. - Summary of Counteroffer Terms

ITEM 9. REGULATION FD DISCLOSURE.

      The Company's has delivered the Counterproposal, a copy of which is attached hereto as Exhibit 99.1, to Chelsey.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HANOVER DIRECT, INC.
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                                                        (Registrant)

September 19, 2003                           By:    /s/ Edward M. Lambert
                                             -----------------------------------
                                             Name:  Edward M. Lambert
                                             Title: Executive Vice President and
                                                    Chief Financial Officer